Exhibit 10.2

Execution Version

AMENDMENT NO. 1 TO THE FIRST LIEN CREDIT AGREEMENT REFERRED TO BELOW, dated as of August 13, 2015 (this “First Lien Amendment No. 1”), by and among DTZ UK GUARANTOR LIMITED, a private limited company incorporated under the laws of England and Wales with company number 09187412 (“Holdings”), DTZ U.S. BORROWER, LLC, a Delaware limited liability company (the “U.S. Borrower” or the “Borrower Representative”), DTZ AUS HOLDCO PTY LIMITED ACN 602 106 936, a proprietary company limited by shares incorporated under the laws of Australia (the “Australian Borrower” and, collectively with U.S. Borrower, the “Borrowers”), Lenders constituting the Required Lenders, the L/C Issuers party hereto, the Swing Line Lender and UBS AG, STAMFORD BRANCH, as Administrative Agent.

PRELIMINARY STATEMENTS

A. Reference is made to the Syndicated Facility Agreement (First Lien), dated as of November 4, 2014 (as amended, supplemented, amended and restated or otherwise modified from time to time through the date hereof, the “First Lien Credit Agreement”), by and among Holdings, the Borrowers, the Administrative Agent and each Lender from time to time party thereto, pursuant to which the Lenders have extended credit to the Borrowers.

B. The Borrower Representative has requested (x) that the Required Lenders agree to amend Sections 4.02(a), 6.01(b), 6.01(c) and the last paragraph of 6.01 of the First Lien Credit Agreement as set forth herein and otherwise in accordance with Section 10.01 of the First Lien Credit Agreement and (y) that the Administrative Agent agree to amend Section 6.01(a) of the First Lien Credit Agreement pursuant to Section 7.11 of the First Lien Credit Agreement in connection with the change in Holding’s fiscal year from June 30 to December 31.

C. NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the undersigned parties agree as follows:

SECTION 1. Definitions. Capitalized terms not otherwise defined in this First Lien Amendment No. 1 shall have the same meanings specified in the First Lien Credit Agreement.

SECTION 2. Amendments.

(a) Section 4.02(a) of the First Lien Credit Agreement is hereby amended to add the words “and Holdings” after the word “Borrowers” appears in such Section.

(b) The First Lien Credit Agreement is hereby further amended by amending and restating Sections 6.01(a), (b) and (c) as follows:

“(a) within ninety (90) days after the end of each fiscal year of Holdings ending after the Closing Date (or one hundred twenty (120) days in the case of the fiscal year ended December 31, 2015, which is the first fiscal year of Holdings ending after the Closing Date), a combined or consolidated balance sheet of Holdings and its Subsidiaries as at the end of such fiscal year, and the related combined or consolidated statement of comprehensive income and cash flows for such fiscal year, together with related notes thereto and management’s discussion and analysis describing results of operations for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report and opinion of an independent publicly registered accountant of nationally recognized standing, which report and opinion (i) shall be prepared in accordance with generally accepted auditing standards and (ii) shall not be subject to any qualification as to the scope of such audit (but may contain a “going concern” statement that is due to (x) the impending maturity of any of the Facilities (including, for the avoidance of doubt, the scheduled maturity date of any Loan or Commitment hereunder) or (y) a potential inability to satisfy the Financial Covenant in a future date or period);

(b) within forty-five (45) days after the end of each of the first three (3) fiscal quarters of each fiscal year of Holdings (or, (x) in the case of the fiscal quarters ending September 30, 2014, December 31, 2014, March 31, 2015 and June 30, 2015, within seventy-five (75) days after the last day of such fiscal quarter and (y) in the case of the fiscal quarter ending September 30, 2015, within sixty (60) days after the last day of such fiscal quarter), a combined or consolidated balance sheet of Holdings and its Subsidiaries as at the end of such fiscal quarter, and the related (A) combined or consolidated statement of comprehensive income for the portion of the fiscal year then ended and (B) combined or consolidated statement of cash flows for the portion of the fiscal year then ended, setting forth, (commencing with the fiscal quarter ending December 31, 2014) in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year (in the case of any fiscal quarter ending prior to December 31, 2014 compared to the figures for the DTZ Acquired Companies for the corresponding fiscal quarter of the previous year) and management’s discussion and analysis describing results of operations for such quarter and such portion of the fiscal year, all in reasonable detail and certified by a Responsible Officer of the Borrower Representative as fairly presenting in all material respects the financial position, results of operations and cash flows of Holdings and its Subsidiaries in accordance with GAAP, subject to normal year-end adjustments and the absence of footnotes, together with management’s discussion and analysis describing results of operations;

(c) within ninety (90) days after the end of each fiscal year (or one hundred twenty (120) days in the case of the fiscal year ending December 31, 2015), commencing with the budget for the 2015 fiscal year, a reasonably detailed consolidated budget for the following fiscal year (broken out on a quarterly basis) as customarily prepared by management of the Borrower Representative for internal use (including a projected consolidated balance sheet of Holdings and its Subsidiaries as of the end of the following fiscal year, the related consolidated statements of projected operations or income and projected cash flows and setting forth the material underlying assumptions applicable thereto) (collectively, the “Projections”), which Projections shall in each case be accompanied by a certificate of a Responsible Officer of the Borrower Representative stating that such Projections have been prepared in good faith on the basis of the assumptions stated therein, which assumptions were believed to be reasonable at the time of preparation of such Projections, it being understood that any such Projections are not to be viewed as facts, are subject to significant uncertainties and contingencies, many of which are beyond the Borrowers’ control, that no assurance can be given that any particular Projections will be realized, that actual results may differ and that such differences may be material;”

(c) Section 6.01 of the First Lien Credit Agreement is hereby further amended by amending and restating the final paragraph thereof as follows:

“Any financial statements required to be delivered pursuant to Section 6.01(a) or Section 6.01(b) prior to December 31, 2015 shall not be required to contain all purchase accounting adjustments relating to the Transactions and the CT Acquisition to the extent it is not practicable to include any such adjustments in such financial statements. Any financial statements required to be delivered pursuant to Section 6.01(a) or Section 6.01(b) prior to December 31, 2016 shall not be required to contain all purchase accounting adjustments relating to any Permitted Acquisition (other than the CT Acquisition) consummated after the Closing Date but prior to December 31, 2016 to the extent it is not practicable to include any such adjustments in such financial statements.”

SECTION 3. Conditions to Effectiveness. This First Lien Amendment No. 1 shall become effective on August 13, 2015 (the “First Lien Amendment No. 1 Effective Date”) so long as:

(a) the Administrative Agent receives an executed counterparts of this First Lien Amendment No. 1, properly executed and delivered by (x) a Responsible Officer of each Borrower and (y) Lenders constituting the Required Lenders; and

(b) The representations and warranties of the Borrowers contained in Section 4 hereof shall be true and correct on and as of the First Lien Amendment No. 1 Effective Date.

(c) All reasonable and documented out-of-pocket costs and expenses of the Administrative Agent incurred in connection with the preparation, negotiation, solicitation of consents for, execution and delivery of this First Lien Amendment No. 1 (but limited, in the case of such costs and expenses related to counsel to the Administrative Agent, to those of Cahill Gordon & Reindel LLP) shall have been paid.

SECTION 4. Representations and Warranties. Holdings, and the Borrowers hereby represent and warrant to the Administrative Agent and the Lenders party hereto as of the First Lien Amendment No. 1 Effective Date:

(a) The execution, delivery and performance by Holdings and each Borrower of this First Lien Amendment No. 1 has been duly authorized by all necessary corporate or other organizational action of Holdings and such Borrower.

(b) None of the execution, delivery and performance by Holdings and each Borrower of this First Lien Amendment No. 1 will (i) contravene the terms of any of Holding’s or such Borrower’s Organizational Documents, (ii) result in any breach or contravention of, or the creation of any Lien upon any of the property or assets of Holdings or such Borrower under (A) any Contractual Obligation to which Holdings or such Borrower is a party or affecting Holdings or such Borrower or the properties of Holdings or such Borrower or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which Holdings or such Borrower or its property is subject; or (iii) violate any applicable Law; except with respect to any breach, contravention or violation referred to in clauses (ii) and (iii), to the extent that such breach, contravention or violation would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(c) No material approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, Holdings or either Borrower of this First Lien Amendment No. 1, except for (i) the approvals, consents, exemptions, authorizations, actions, notices and filings that have been duly obtained, taken, given or made and are in full force and effect and (ii) those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(d) This First Lien Amendment No. 1 has been duly executed and delivered by Holdings and each Borrower. This First Lien Amendment No. 1 constitutes a legal, valid and binding obligation of Holdings and each Borrower, enforceable against Holdings and such Borrower in accordance with its terms, subject to the making of the appropriate registrations, filings, stamping and/or notification and except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity and principles of good faith and fair dealing.

(e) The representations and warranties of the Borrowers and Holdings contained in Article V of the First Lien Credit Agreement or any other Loan Document shall be true and correct in all material respects on and as of the First Lien Amendment No. 1 Effective Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

(f) No Default exists as of the First Lien Amendment No. 1 Effective Date, or would result from the effectiveness of First Lien Amendment No. 1.

SECTION 5. Amendment, Modification and Waiver. This First Lien Amendment No. 1 may not be amended, modified or waived except in accordance with Section 10.01 of the First Lien Credit Agreement.

SECTION 6. Entire Agreement. This First Lien Amendment No. 1, the First Lien Credit Agreement and the other Loan Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof. From and after the First Lien Amendment No. 1 Effective Date, this First Lien Amendment No. 1 shall constitute a “Loan Document” for all purposes of the First

Lien Credit Agreement and any other Loan Document. Except as expressly set forth herein, this First Lien Amendment No. 1 shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the First Lien Credit Agreement or any other Loan Document, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the First Lien Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. It is understood and agreed that each reference in each Loan Document to the First Lien Credit Agreement, whether direct or indirect, shall hereafter be deemed to be a reference to the First Lien Credit Agreement as amended hereby and that this First Lien Amendment No. 1 is a Loan Document. The Required Lenders hereby acknowledge that the amendment to Section 6.01(a) herein is being made pursuant to and in accordance with Section 7.11 in order to adjust the First Lien Credit Agreement to reflect the change in end date of Holding’s fiscal year from June 30 to December 31.

SECTION 7. GOVERNING LAW.

(a) THIS FIRST LIEN AMENDMENT NO. 1 SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) HOLDINGS AND THE BORROWERS, THE ADMINISTRATIVE AGENT AND EACH LENDER PARTY HERETO EACH IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY IN THE BOROUGH OF MANHATTAN AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, SITTING IN THE BOROUGH OF MANHATTAN, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS FIRST LIEN AMENDMENT NO. 1, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. EACH PARTY HERETO AGREES THAT THE AGENTS AND LENDERS RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST HOLDINGS OR EITHER BORROWER IN THE COURTS OF ANY OTHER JURISDICTION IN CONNECTION WITH THE EXERCISE OF ANY RIGHTS UNDER ANY COLLATERAL DOCUMENT OR THE ENFORCEMENT OF ANY JUDGMENT.

(c) HOLDINGS AND THE BORROWER THE ADMINISTRATIVE AGENT AND EACH LENDER PARTY HERETO EACH IRREVOCABLY AND

UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS Section 7. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

SECTION 8. Severability. If any provision of this First Lien Amendment No. 1 is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this First Lien Amendment No. 1 shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 9. Counterparts. This First Lien Amendment No. 1 may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or other electronic means of an executed counterpart of a signature page to this First Lien Amendment No. 1 shall be effective as delivery of an original executed counterpart of this First Lien Amendment No. 1.

SECTION 10. Headings. The headings of this First Lien Amendment No. 1 are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

UBS AG, STAMFORD BRANCH, as a Lender

By:	/s/ Darlene Arias
Name: Darlene Arias
Title: Director

By:	/s/ Denise Bushee
Name: Denise Bushee
Title: Associate Director

[Signature page to First Lien Amendment No. 1]

[NEWYORK 3094582_2]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Bank of America, N.A.

By:	/s/ David Strickert
Name: David Strickert
Title: Managing Director

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ Judith E. Smith
Name: Judith E. Smith
Title: Authorized Signatory

By:	/s/ Sean MacGregor
Name: Sean MacGregor
Title: Authorized Signatory

[Signature page to First Lien Amendment No. 1]

388 Greenwich Street New York, NY 10013

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

CITIBANK, N.A.

By:	/s/ Blake Gronich
Name: Blake Gronich
Title: Vice President

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Mizuho Bank, Ltd.

By:	/s/ James Fayen
Name: James Fayen
Title: Deputy General Manager

[Signature page to First Lien Amendment No. 1]

[NEWYORK 3094582_2]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

HSBC Bank USA, N.A.

By:	/s/ Andrea Sanger
Name:	Andrea Sanger
Title:	Vice President

PUBLIC - [Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Credit Agricole CIB Australia Limited

By:	/s/ Andrew Wheeler
Name: Andrew Wheeler
Title: Associate Director

By:	/s/ Simon Flint
Name: Simon Flint
Title: Associate Director

[Signature page to First Lien Amendment No. 1]

[NEWYORK 3094582_2]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Silver Creek CLO, Ltd.

By:	/s/ Bryan Higgins

Name:	Bryan Higgins
Title:	Authorized Signor

[If a second signature line is needed

By:

Name:
Title:]

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Sugar Creek CLO, Ltd.

By:	/s/ Bryan Higgins

Name:	Bryan Higgins
Title:	Authorized Signor

[If a second signature line is needed

By:

Name:
Title:]

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Mill Creek CLO, Ltd.

By:	/s/ Bryan Higgins

Name:	Bryan Higgins
Title:	Authorized Signor

[If a second signature line is needed

By:

Name:
Title:]

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Cedar Creek CLO, Ltd.

By:	/s/ Bryan Higgins
Name: Bryan Higgins
Title: Authorized Signor

[If a second signature line is needed

By:
Name:
Title:]

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Clear Creek CLO, Ltd.
By:	/s/ Bryan Higgins
Name: Bryan Higgins
Title: Authorized Signor

[If a second signature line is needed

By:
Name:
Title:]

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Cedar Funding III CLO, Ltd.

By:	/s/ Jose Mayorga
Name: Jose Mayorga
Title: Director

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Cedar Funding IV CLO, Ltd.

By:	/s/ Jose Mayorga
Name: Jose Mayorga
Title: Director

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Cedar Funding II CLO Ltd

By:	/s/ Jose Mayorga
Name: Jose Mayorga
Title: Director

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Cedar Funding Ltd.

By:	/s/ Jose Mayorga
Name: Jose Mayorga
Title: Director

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Global-Loan SV S.Ã r.l.
Executed by Alcentra Limited as Portfolio Manager,
and Alcentra NY, LLC as Sub-Manager, for and on behalf of Global-Loan SV Sarl

By:	/s/ Stephen Sylvester
Name: Stephen Sylvester
Title: Senior Credit Analyst

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Shackleton II CLO, Ltd.
BY: Alcentra NY, LLC

By:	/s/ Stephen Sylvester
Name: Stephen Sylvester
Title: Senior Credit Analyst

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Shackleton 2014-VI CLO, Ltd.
BY: Alcentra NY, LLC as its Collateral Manager

By:	/s/ Stephen Sylvester
Name: Stephen Sylvester
Title: Senior Credit Analyst

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Shackleton 2013-III CLO, Ltd.
BY: Alcentra NY, LLC, as investment advisor

By:	/s/ Stephen Sylvester
Name: Stephen Sylvester
Title: Senior Credit Analyst

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Shackleton 2014-V CLO, Ltd.

By:	/s/ Stephen Sylvester
Name: Stephen Sylvester
Title: Senior Credit Analyst

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Shackleton 2013-IV CLO, LTD
by Alcentra NY, LLC as its Collateral Manager

By:	/s/ Stephen Sylvester
Name: Stephen Sylvester
Title: Senior Credit Analyst

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Collective Trust High Yield Fund
By: Alcentra NY, LLC, as investment advisor

By:	/s/ Stephen Sylvester
Name: Stephen Sylvester
Title: Senior Credit Analyst

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

ORION ALloan

By:	/s/ Stephen Sylvester
Name: Stephen Sylvester
Title: Senior Credit Analyst

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Shackleton I CLO, Ltd.
BY: Alcentra NY, LLC, as investment advisor

By:	/s/ Stephen Sylvester
Name: Stephen Sylvester
Title: Senior Credit Analyst

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Shackleton 2015-VII CLO, Ltd
BY: Alcentra NY, LLC as its Collateral Manager

By:	/s/ Stephen Sylvester
Name: Stephen Sylvester
Title: Senior Credit Analyst

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Multi-Credit SPV S.Ã r.l.

By:	/s/ Stephen Sylvester
Name: Stephen Sylvester
Title: Senior Credit Analyst

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

The Dreyfus/Laurel Funds, Inc. - Dreyfus Floating Rate Income Fund
By: Alcentra NY, LLC, as investment advisor

By:	/s/ Stephen Sylvester
Name: Stephen Sylvester
Title: Senior Credit Analyst

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

ACAS CLO 2015-1, Ltd.

By:	/s/ William Weiss
Name: William Weiss
Title: Authorized Signatory

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

ACAS Funding I, LLC

By:	/s/ William Weiss
Name: William Weiss
Title: Vice President

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

ACAS CLO 2013-1, Ltd.
By: American Capital CLO Management, LLC (f/k/a American Capital Leveraged Finance Management, LLC), its Manager

By:	/s/ William Weiss
Name: William Weiss
Title: Authorized Signatory

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

ACAS CLO 2012-1, Ltd.
By: American Capital CLO Management, LLC (f/k/a American Capital Leveraged Finance Management, LLC), its Manager

By:	/s/ William Weiss
Name: William Weiss
Title: Authorized Signatory

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

ACAS CLO 2014-1, Ltd.
By: American Capital CLO Management, LLC, its Manager

By:	/s/ William Weiss
Name: William Weiss
Title: Authorized Signatory

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

ACAS CLO 2014-2, Ltd.
By: American Capital CLO Management, LLC, its Manager

By:	/s/ William Weiss
Name: William Weiss
Title: Authorized Signatory

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

AMMC CLO 16, LIMITED
By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

AMMC CLO 15, LIMITED
BY: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

AMMC CLO XII, LIMITED
By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

AXA IM Paris SA for and on behalf of Allegro CLO I, Ltd

By:	/s/ Alexandre Thierry
Name: Alexandre Thierry
Title: Portfolio Manager

[Signature page to First Lien Amendment No. 1]

[NEWYORK 3094582_2]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

BABSON CAPITAL FLOATING RATE
INCOME MASTER FUND, L.P.
CITY OF NEW YORK GROUP TRUST
By: Babson Capital Management LLC as
Investment Manager

By:	/s/ Geoffrey Takacs
Name: Geoffrey Takacs
Title: Director

BABSON CAPITAL CREDIT 2 LIMITED
BABSON CAPITAL GLOBAL LOANS
LIMITED
BABSON CAPITAL LOANS 2 LIMITED
MULTI-CREDIT CAPITAL HOLDINGS 1 s.a.r.l.
By: Babson Capital Management LLC as
Sub-Investment Manager

By:	/s/ Geoffrey Takacs
Name: Geoffrey Takacs
Title: Director

BEL-AIR LOAN FUND LLC
C.M. LIFE INSURANCE COMPANY
MASSACHUSETTS MUTUAL LIFE
INSURANCE COMPANY
By: Babson Capital Management LLC as
Investment Adviser

By:	/s/ Geoffrey Takacs
Name: Geoffrey Takacs
Title: Director

[Signature page to First Lien Amendment No. 1]

BABSON CLO LTD. 2013-I
BABSON CLO LTD. 2013-II
BABSON CLO LTD. 2014-III
By: Babson Capital Management LLC as
Collaterat Manager

By:	/s/ Geoffrey Takacs
Name: Geoffrey Takacs
Title: Director

BABSON CLO LTD. 2014-II
By: Babson Capital Management LLC as
Asset Manager

By:	/s/ Geoffrey Takacs
Name: Geoffrey Takacs
Title: Director

BABSON CLO LTD. 2015-I
By: Babson Capital Management LLC as
Portfolio Manager

By:	/s/ Geoffrey Takacs
Name: Geoffrey Takacs
Title: Director

SC PRO LOAN IV LIMITED
SWISS CAPITAL PRO LOAN VI PLC
By: Babson Capital Management LLC as
Sub-Manager

By:	/s/ Geoffrey Takacs
Name: Geoffrey Takacs
Title: Director

[Signature page to First Lien Amendment No. 1]

BABSON GLOBAL FLOATING RATE FUND, a series of Babson Capital Funds Trust
By: Babson Capital Management LLC as Investment Manager

By: /s/ Geoffrey Takacs
Name: Geoffrey Takacs
Title: Director

The foregoing is executed on behalf of Babson Global Floating Rate Fund, a series of Babson Capital Funds Trust, organized under an Agreement and Declaration of Trust dated May 3, 2013, as amended from time to time. The obligations of such series Trust are not personally binding upon, nor shall resort be had to the property of, any of the Trustees, shareholders, officers, employees or agents of such Trust, or any other series of the Trust but only the property and assets of the relevant series Trust shall be bound.

Brown Brothers Harriman Trust Company

(Cayman) Limited acting solely in its

capacity as Trustee of Babson Capital Bank

Loan Fund, a series trust of the Multi

Manager Global Investment Trust

By: Babson Capital Management LLC as

Investment Manager and Attorney-in-fact

By: /s/ Geoffrey Takacs
Name: Geoffrey Takacs
Title: Director

The foregoing is executed on behalf of the Babson Capital Bank Loan Fund, organized under a Supplemental Declaration of Trust dated as of June 10, 2013, as amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of the Trustee. The total liability of the Trustee shall be limited to the amount of the trust property.

[Signature page to First Lien Amendment No. 1]

BROWN BROTHERS HARRIMAN

TRUST COMPANY (CAYMAN)

LIMITED acting solely in its capacity as

Trustee of BABSON CAPITAL BANK LOAN FUND SERIES 2, a series trust of the Multi Manager Global Investment Trust

By: Babson Capital Management LLC

as Investment Manager and Attorney-in-fact

By: /s/ Geoffrey Takacs
Name: Geoffrey Takacs
Title: Director

The foregoing is executed on behalf of the Babson Capital Bank Loan Fund Series 2, organized under a Supplemental Declaration of Trust dated as of March 20, 2015, as amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of the Trustee. The total liability of the Trustee shall be limited to the amount of the trust property.

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

JPMBI re Blackrock Bankloan Fund BY: BlackRock Financial Management Inc., as Sub-Advisor

By: Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

BlackRock Senior Floating Rate Portfolio By: BlackRock Investment Management, Inc., its Sub-Advisor

By: /s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

BlackRock Defined Opportunity Credit Trust BY: BlackRock Financial Management Inc., its Sub-Advisor

By:	/s/ Rob Jacobi

Name:	Rob Jacobi
Title:	Authorized Signatory

[If a second signature line is needed]

By:

Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Magnetite XII, LTD. BY: BlackRock Financial Management, Inc., its Collateral Manager

By:	/s/ Rob Jacobi

Name:	Rob Jacobi
Title:	Vice President

[If a second signature line is needed]

By:

Name: Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Magnetite IX, Limited BY: BlackRock Financial Management, Inc., its Collateral Manager

By:	/s/ Rob Jacobi

Name:	Rob Jacobi
Title:	Vice President

[If a second signature line is needed]

By:

Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

BlackRock Limited Duration Income Trust BY: BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi

Name:	Rob Jacobi

Title:	Authorized Signatory

[If a second signature line is needed]

By:

Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Consumer Program Administrators, Inc By: BlackRock Financial Management, Inc. its Investment Manager

By:	/s/ Rob Jacobi

Name:	Rob Jacobi
Title:	Vice President

[If a second signature line is needed]

By:

Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Magnetite XI, Limited
BY: BlackRock Financial Management, Inc., as Portfolio Manager

By:	/s/ Rob Jacobi

Name:	Rob Jacobi
Title:	Vice President

[If a second signature line is needed]

By:

Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Permanens Capital Floating Rate Fund LP BY: BlackRock Financial Management Inc., Its Sub-Advisor

By:	/s/ Rob Jacobi

Name:	Rob Jacobi
Title:	Authorized Signatory

[If a second signature line is needed]

By:

Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

New York State Common Retirement Fund By: BlackRock Financial Management Inc., its Investment Manager

By:	/s/ Rob Jacobi

Name:	Rob Jacobi
Title:	Vice President

[If a second signature line is needed]

By:

Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

55 Loan Strategy Fund Series 2 A Series Trust Of Multi Manager Global Investment Trust By: BlackRock Financial Management Inc., Its Investment Manager

By:	/s/ Rob Jacobi

Name:	Rob Jacobi
Title:	Vice President

[If a second signature line is needed]

By:

Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Magnetite VII, Limited BY: BlackRock Financial Management Inc., Its Collateral Manager

By:	/s/ Rob Jacobi

Name:	Rob Jacobi
Title:	Authorized Signatory

[If a second signature line is needed]

By:

Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

55 Loan Strategy Fund a series Trust of Multi Manager Global Investment Trust By: BlackRock Financial Management Inc., Its Investment Manager

By:	/s/ Rob Jacobi

Name:	Rob Jacobi
Title:	Authorized Signatory

[If a second signature line is needed]

By:

Name:
Title:

[Signature page to First Lien Amendment No.1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

BlackRock Secured Credit Portfolio of BlackRock Funds II BY: BlackRock Financial Management Inc., its Sub-Advisor

By:	/s/ Rob Jacobi

Name:	Rob Jacobi
Title:	Authorized Signatory

[If a second signature line is needed]

By:

Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

BlackRock Funds II, BlackRock Floating Rate Income Portfolio BY: BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi

Name:	Rob Jacobi
Title:	Authorized Signatory

[If a second signature line is needed]

By:

Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Scor Global Life Americas Reinsurance Company BY: BlackRock Financial Management, Inc., its Investment Manager

By:	/s/ Rob Jacobi

Name:	Rob Jacobi
Title:	Authorized Signatory

[If a second signature line is needed]

By:

Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

UnitedHealthcare Insurance Company By: BlackRock Financial Management Inc.; its investment manager

By:	/s/ Rob Jacobi

Name:	Rob Jacobi
Title:	Vice President

[If a second signature line is needed]

By:

Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

BlackRock Short Duration High Income Fund By: BlackRock Institutional Trust Company, N.A. (BTC), in its capacity as investment sub-advisor of the fund

By:	/s/ Rob Jacobi

Name:	Rob Jacobi
Title:	Vice President

[If a second signature line is needed]

By:

Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Aetna Health Management, LLC BY: BlackRock Investment Management, LLC, Its Investment Manager

By:	/s/ Rob Jacobi

Name:	Rob Jacobi
Title:	Authorized Signatory

[If a second signature line is needed]

By:

Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

BlackRock Debt Strategies Fund, Inc. BY: BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi

Name:	Rob Jacobi
Title:	Authorized Signatory

[If a second signature line is needed]

By:

Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Ace European Group Limited BY: BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi

Name:	Rob Jacobi
Title:	Vice President

[If a second signature line is needed]

By:

Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

ACE Property & Casualty Insurance Company BY: BlackRock Financial Management, Inc., its Investment Advisor

By:	/s/ Rob Jacobi

Name:	Rob Jacobi
Title:	Authorized Signatory

[If a second signature line is needed]

By:

Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Magnetite VI, Limited BY: BlackRock Financial Management, Inc., its Collateral Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

BlackRock Credit One Fund (Exclusively for Qualified Institutional Investors with Re-Sale Restriction for the Japanese Investors) a separate series trust of the BlackRock Global Investment Trust

BY: BlackRock Financial Management, Inc., Its Investment Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Vice President

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Aetna Life Insurance Company BY: BlackRock Investment Management, LLC, Its Investment Manager

By:	Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

BlackRock Floating Rate Income Trust BY: BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

BlackRock Floating Rate Income Strategies Fund, Inc. BY: BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

BlackRock Global Investment Series: Income Strategies Portfolio BY: BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Magnetite VIII, Limited BY: BlackRock Financial Management Inc., Its Collateral Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Vice President

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Ironshore Inc. BY: BlackRock Financial Management, Inc., its Investment Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Aetna Health Inc. BY: BlackRock Investment Management, LLC, Its Investment Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Gila River Indian Community By: Bradford & Marzec, LLC as Investment Advisor on behalf of the Gila River Indian Community, account number 1040014161

By:	/s/ John Heitkemper
Name: John Heitkemper
Title: Portfolio Manager

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

B&M CLO 2014-1 Ltd.

By:	/s/ John Heitkemper
Name: John Heitkemper
Title: Portfolio Manager

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Pension Fund of Local No. One, IATSE
By: Bradford & Marzec, LLC as Investment Advisor on behalf of the Pension Fund of Local No. One, IATSE, account number G12F7861282

By:	/s/ John Heitkemper
Name: John Heitkemper
Title: Portfolio Manager

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

City of Southfield Fire and Police Retirement System
BY: Bradford & Marzec, LLC as Investment Advisor on behalf of the City of Southfield Fire and Police Retirement System, account number 17 - 31469/FFS02

By:	/s/ John Heitkemper
Name: John Heitkemper
Title: Portfolio Manager

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Midwest Operating Engineers Pension Fund
By: Bradford & Marzec, LLC as Investment Advisor on behalf of the Midwest Operating Engineers Pension Fund, account number 17 - 06210/MDP03

By:	/s/ John Heitkemper
Name: John Heitkemper
Title: Portfolio Manager

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

UBS Financial Services Inc. Pension Plan
As: Bradford & Marzec, LLC as Investment Advisor on behalf of the UBS Financial Services Inc. Pension Plan, account number 17-01283/PWB04

By:	/s/ John Heitkemper
Name: John Heitkemper
Title: Portfolio Manager

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Los Angeles County Metropolitan Transportation Authority Retiree Health Care and Welfare Benefit Trust
BY: Bradford & Marzec, LLC as Investment Advisor on behalf of the Los Angeles County Metropolitan Transportation Authority Retiree Health Care and Welfare Benefit Trust, account number 19-500679

By:	/s/ John Heitkemper
Name: John Heitkemper
Title: Portfolio Manager

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

ILWU - PMA PENSION PLAN
By: Bradford & Marzec, LLC as Investment Advisor on behalf of the ILWU - PMA Pension Plan, account number CIT7

By:	/s/ John Heitkemper
Name: John Heitkemper
Title: Portfolio Manager

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Sheet Metal Workers Pension Plan of Northern California
By: Bradford & Marzec, LLC as Investment Advisor on behalf of the Sheet Metal Workers Pension Plan of Northern California, account number MW2F3001042

By:	/s/ John Heitkemper
Name: John Heitkemper
Title: Portfolio Manager

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Imperial County Employees’ Retirement System
By: Bradford & Marzec, LLC as Investment Advisor on behalf of the Imperial County Empoyees’ Retirement System, account number P24736/43383

By:	/s/ John Heitkemper
Name: John Heitkemper
Title: Portfolio Manager

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Employees’ Retirement System of the State of Hawaii
By: Bradford & Marzec, LLC as Investment Advisor on behalf of the Employees’ Retirement System of the State of Hawaii, account number 17 - 14428/HIE52

By:	/s/ John Heitkemper
Name: John Heitkemper
Title: Portfolio Manager

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Eastern Band of Cherokee Indians
By: Bradford & Marzec, LLC as Investment Advisor on behalf of the Eastern Brand of Cherokee Indians, account number 17-12465

By:	/s/ John Heitkemper
Name: John Heitkemper
Title: Portfolio Manager

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Carlyle Global Market Strategies CLO 2014-1, Ltd.

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Carlyle Global Market Strategies CLO 2015-2, Ltd.

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Carlyle Global Market Strategies CLO 2014-4, Ltd.

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Carlyle Global Market Strategies CLO 2014-5, Ltd.

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Carlyle Global Market Strategies CLO 2014-3, Ltd.

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Carlyle Global Market Strategies CLO 2012-4, Ltd.

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Carlyle Global Market Strategies CLO 2012-3, Ltd.

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Carlyle Global Market Strategies CLO 2013-2, Ltd.

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

CIFC Funding 2014, Ltd.
By: CIFC Asset Management LLC, its Portfolio Manager

By:	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

CIFC Funding 2012-II, Ltd. By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia

Name:	Robert Ranocchia
Title:	Authorized Signatory

[If a second signature line is needed]

By:

Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

CIFC Funding 2014-III, Ltd. BY: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia

Name:	Robert Ranocchia
Title:	Authorized Signatory

[If a second signature line is needed]

By:

Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

CIFC Funding 2014-II, Ltd. By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia

Name:	Robert Ranocchia
Title:	Authorized Signatory

[If a second signature line is needed]

By:

Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

CIFC Senior Secured Corporate Loan Master Fund Ltd. By: CIFC Asset Management LLC, its Adviser

By:	/s/ Robert Ranocchia

Name:	Robert Ranocchia
Title:	Authorized Signatory

[If a second signature line is needed]

By:

Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Local 338 Retirement Fund BY: CIFC Asset Management LLC, its Investment Manager

By:	/s/ Robert Ranocchia

Name:	Robert Ranocchia
Title:	Authorized Signatory

[If a second signature line is needed]

By:

Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

CIFC Funding 2014-IV, Ltd BY: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia

Name:	Robert Ranocchia
Title:	Authorized Signatory

[If a second signature line is needed]

By:

Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

CIFC Funding 2013-IV, Ltd. By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia

Name:	Robert Ranocchia
Title:	Authorized Signatory

[If a second signature line is needed]

By:

Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

CIFC Funding 2013-II, Ltd. By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia

Name:	Robert Ranocchia
Title:	Authorized Signatory

[If a second signature line is needed]

By:

Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

CIFC Funding 2015-III, Ltd. By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia

Name:	Robert Ranocchia
Title:	Authorized Signatory

[If a second signature line is needed]

By:

Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

CIFC Funding 2015-I, Ltd. BY: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia

Name:	Robert Ranocchia
Title:	Authorized Signatory

[If a second signature line is needed]

By:

Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

CIFC Funding 2014-V, Ltd. By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia

Name:	Robert Ranocchia
Title:	Authorized Signatory

[If a second signature line is needed]

By:

Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

PLUTUS LOAN FUNDING LLC By: Citibank, N.A.,

By:	/s/ Cynthia Gonzalvo

Name:	Cynthia Gonzalvo
Title:	Associate Director

[If a second signature line is needed]

By:

Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

CIFC Funding 2015-II, Ltd. By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia

Name:	Robert Ranocchia
Title:	Authorized Signatory

[If a second signature line is needed]

By:

Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

CIFC Funding 2012-I, Ltd. BY: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia

Name:	Robert Ranocchia
Title:	Authorized Signatory

[If a second signature line is needed]

By:

Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

CIFC Funding 2013-III, Ltd. By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia

Name:	Robert Ranocchia
Title:	Authorized Signatory

[If a second signature line is needed]

By:

Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

CIFC Funding 2012-III, Ltd. By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia

Name:	Robert Ranocchia
Title:	Authorized Signatory

[If a second signature line is needed]

By:

Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

CIFC Funding 2013-I, Ltd. By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia

Name:	Robert Ranocchia
Title:	Authorized Signatory

[If a second signature line is needed]

By:

Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Citi Loan Funding CIFC 2015 LLC, By: Citibank, N.A.,

By:	/s/ Cynthia Gonzalvo

Name:	Cynthia Gonzalvo
Title:	Associate Director

[If a second signature line is needed]

By:

Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Cent CLO 23 Limited By: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Steven B. Staver

Name:	Steven B. Staver
Title:	Assistant Vice President

[If a second signature line is needed]

By:

Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Cent CLO 16, L.P. BY: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Steven B. Staver

Name:	Steven B. Staver
Title:	Assistant Vice President

[If a second signature line is needed]

By:

Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Cent CLO 22 Limited By: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Steven B. Staver

Name:	Steven B. Staver
Title:	Assistant Vice President

[If a second signature line is needed]

By:

Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Cent CLO 20 Limited By: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Steven B. Staver

Name:	Steven B. Staver
Title:	Assistant Vice President

[If a second signature line is needed]

By:

Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Cent CLO 17 Limited BY: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Steven B. Staver

Name:	Steven B. Staver
Title:	Assistant Vice President

[If a second signature line is needed]

By:

Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Cent CLO 19 Limited By: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Steven B. Staver

Name:	Steven B. Staver
Title:	Assistant Vice President

[If a second signature line is needed]

By:

Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Cent CLO 21 Limited By: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Steven B. Staver

Name:	Steven B. Staver
Title:	Assistant Vice President

[If a second signature line is needed]

By:

Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Cent CLO 18 Limited BY: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Steven B. Staver

Name:	Steven B. Staver
Title:	Assistant Vice President

[If a second signature line is needed]

By:

Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

ATRIUM XI BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Managing Director

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

AUSTRALIANSUPER

By: Credit Suisse Asset Management, LLC, as sub-advisor to Bentham Asset Management Pty Ltd. in its capacity as agent of and investment manager for AustralianSuper Pty Ltd. in its capacity as trustee of AustralianSuper

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Managing Director

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

BENTHAM WHOLESALE SYNDICATED LOAN FUND

By: Credit Suisse Asset Management, LLC, as agent (sub-advisor) for Challenger Investment Services Limited, the Responsible Entity for Bentham Wholesale Syndicated Loan Fund

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Managing Director

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

COMMONWEALTH OF PENNSYLVANIA TREASURY DEPARTMENT By: Credit Suisse Asset Management, LLC, as investment adviser

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Managing Director

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

CALIFORNIA STATE TEACHERS’ RETIREMENT SYSTEM By: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Managing Director

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

MADISON PARK FUNDING X, LTD. BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Managing Director

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Madison Park Funding XV, Ltd. BY: Credit Suisse Asset Management, LLC, as Portfolio Manager

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Managing Director

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

GENERAL BOARD OF PENSION AND HEALTH BENEFITS OF THE UNITED METHODIST CHURCH, INC.

BY: Credit Suisse Asset Management, LLC, the investment adviser for UMC Benefit Board Inc., the trustee and investment manager for Wespath Investment Management, a division of the General Board of Pension and Health Benefits of the United Methodist Church

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Managing Director

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

THE CITY OF NEW YORK GROUP TRUST BY: Credit Suisse Asset Management, LLC, as its manager

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Managing Director

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

HYFI LOAN FUND By: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Managing Director

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Atrium X BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Managing Director

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Madison Park Funding XII, Ltd. By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Managing Director

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

MADISON PARK FUNDING XVII, LTD. BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Managing Director

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

PK-SSL Investment Fund Limited Partnership BY: Credit Suisse Asset Management, LLC, as its Investment Manager

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Managing Director

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

MADISON PARK FUNDING XIV, LTD. BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Managing Director

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

COPPERHILL LOAN FUND I, LLC BY: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Managing Director

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

DENALI CAPITAL CLO XI, LTD. BY: Crestline Denali Capital, L.P., collateral manager for DENALI CAPITAL CLO XI, LTD.

By:	/s/ Kelli Marti
Name:	Kelli Marti
Title:	Managing Director

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

DENALI CAPITAL CLO X, LTD. BY: DC Funding Partners LLC, portfolio manager (or as applicable collateral manager) for DENALI CAPITAL CLO X, LTD.

By:	Kelli Marti
Name:	Kelli Marti
Title:	Managing Director

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Advanced Series Trust-AST FI Pyramis Quantitative Portfolio

By: Pyramis Global Advisors LLC as Investment Manager

By:	/s/ Jessi K. Goostree
Name:	Jessi K. Goostree
Title:	PGA Treasury

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Fidelity Floating Rate High Income Investment Trust for Fidelity Investments Canada ULC as Trustee of Fidelity Floating Rate High Income Investment Trust

By:	/s/ Stacie Smith
Name:	Stacie Smith
Title:	Authorized Signatory

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Ballyrock CLO 2014-1 Limited

By: Ballyrock Investment Advisors LLC, as Collateral Manager

By:	/s/ Lisa Rymut
Name:	Lisa Rymut
Title:	Assistant Treasurer

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Ballyrock CLO 2013-1 Limited

By: Ballyrock Investment Advisors LLC, as Collateral Manager

By:	/s/ Lisa Rymut
Name:	Lisa Rymut
Title:	Assistant Treasurer

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Fidelity Income Fund: Fidelity Total Bond Fund

By:	/s/ Stacie Smith
Name:	Stacie Smith
Title:	Authorized Signatory

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Fidelity Qualifying Investor Funds Plc

By: Pyramis Global Advisors, LLC as Sub-advisor

By:	/s/ Jessi K. Goostree
Name:	Jessi K. Goostree
Title:	PGA Treasury

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Fidelity Central Investment Portfolios LLC:
Fidelity Floating Rate Central Fund

By:	/s/ Stacie Smith
Name:	Stacie Smith
Title:	Authorized Signatory

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Pyramis Floating Rate High Income Commingled Pool

By: Pyramis Global Advisors Trust Company as Trustee

By:	/s/ Jessi K. Goostree
Name:	Jessi K. Goostree
Title:	PGA Treasury

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Variable Insurance Products Fund: Floating
Rate High Income Portfolio

By:	/s/ Stacie Smith
Name:	Stacie Smith
Title:	Authorized Signatory

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Fidelity Floating Rate High Income Fund for Fidelity Investments Canada ULC as Trustee of Fidelity Floating Rate High Income Fund

By:	/s/ Stacie Smith
Name:	Stacie Smith
Title:	Authorized Signatory

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Fidelity Summer Street Trust: Fidelity Series Floating Rate High Income Fund

By:	/s/ Stacie Smith
Name:	Stacie Smith
Title:	Authorized Signatory

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Hull Street CLO, Ltd.

By:	/s/ Scott D’Orsi
Name:	Scott D’Orsi
Title:	Portfolio Manager

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

GLG Ore Hill CLO 2013-1, LTD.

By:	/s/ Aaron Meyer
Name:	Aaron Meyer
Title:	Principal

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Treman Park CLO, Ltd. BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Emerson Park CLO Ltd. BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Blackstone / GSO Long-Short Credit Income Fund BY: GSO / Blackstone Debt Funds Management LLC as Investment Advisor

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Tryon Park CLO Ltd. BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Stewart Park CLO, Ltd. BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Dorchester Park CLO Ltd. By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Thacher Park CLO, Ltd. BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Seneca Park CLO, Ltd. By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Bowman Park CLO, Ltd. By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Birchwood Park CLO, Ltd. By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Blackstone / GSO Senior Floating Rate Term Fund BY: GSO / Blackstone Debt Funds Management LLC as Investment Advisor

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

HCA Inc. Master Retirement Trust By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Managing Director

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Bandera Strategic Credit Partners II, L.P. By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Managing Director

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Ziggurat CLO Ltd. By: Guggenheim Partners Investment Management, LLC as Asset Manager

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Managing Director

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

IAM National Pension Fund By: Guggenheim Partners Investment Management, LLC as Adviser

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Managing Director

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Renaissance Reinsurance Ltd. By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Managing Director

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Guggenheim Global Bank Loans Fund BY: Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Managing Director

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Swiss Capital PRO Loan VIII PLC By: Guggesnheim Partners Investment Management, LLC as Investment Advisor

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Managing Director

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Guggenheim Funds Trust - Guggenheim Macro Opportunities Fund By: Guggenheim Partners Investment Management, LLC

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Managing Director

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Nomura Multi Managers Fund - Global Bond By: Guggenheim Partners Investment Management, LLC as Investment Sub-Adviser

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Managing Director

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Kitty Hawk CLO 2015-1 LLC By: Guggenheim Partners Investment Management, LLC, as Collateral Manager

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Managing Director

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Zilux Senior Loan Fund BY: Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Managing Director

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Guggenheim Variable Funds Trust - Series F (Floating Rate Strategies Series) By: Guggenheim Partners Investment Management, LLC as Investment Adviser

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Managing Director

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Guggenheim Strategic Opportunities Fund BY: Guggenheim Partners Investment Management, LLC

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Managing Director

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Shell Pension Trust By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Managing Director

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Watford Re Ltd. By: Highbridge Principal Strategies, LLC, its investment manager

By:	/s/ Serge Adam
Name:	Serge Adam
Title:	Managing Director

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

ZALICO VL Series Separate Account-2 BY: Highbridge Principal Strategies, LLC as Investment Manager

By:	/s/ Serge Adam
Name:	Serge Adam
Title:	Managing Director

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

ING CAPITAL LLC

By:	/s/ Thomas K. McCaughey
Name:	Thomas K. McCaughey
Title:	Managing Director

By:	/s/ Edward Bailey
Name:	Edward Bailey
Title:	Director

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Kingsland VII By: Kingsland Capital Management, LLC as Manager

By:	/s/ Katherine Kim
Name:	Katherine Kim
Title:	Authorized Signatory

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Kingsland VI By: Kingsland Capital Management, LLC as Manager

By:	/s/ Katherine Kim
Name:	Katherine Kim
Title:	Authorized Signatory

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

The Loomis Sayles Senior Loan Fund, LLC By: Loomis, Sayles & Company, L.P., Its Managing Member By: Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President, Legal and Compliance Analyst

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Natixis Loomis Sayles Senior Loan Fund By: Loomis, Sayles & Company, L.P., Its Investment Manager By: Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President, Legal and Compliance Analyst

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Loomis Sayles CLO II, LTD, BY: Loomis, Sayles & Company, L.P., Its Collateral Manager Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President, Legal and Compliance Analyst

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Loomis Sayles Credit Opportunities Fund By: Loomis, Sayles & Company, L.P., Its Investment Manager By: Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President, Legal and Compliance
Analyst

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Loomis Sayles Senior Floating Rate & Fixed Income Fund By: Loomis, Sayles & Company, L.P., Its Investment Manager By: Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President, Legal and Compliance
Analyst

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Loomis Sayles Senior Floating Rate Loan Fund By: Loomis, Sayles & Company, L.P., Its Investment Manager By: Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President, Legal and Compliance
Analyst

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

MARATHON CLO VII LTD.

By:	/s/ Louis Hanover
Name:	Louis Hanover
Title:	Authorized Signatory

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Neuberger Berman CLO XVI, Ltd. By Neuberger Berman Fixed Income LLC as collateral manager

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Neuberger Berman CLO XIV, Ltd. By Neuberger Berman Fixed Income LLC as collateral manager

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Neuberger Berman Senior Floating Rate Income Fund LLC

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Neuberger Berman Strategic Income Fund

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Neuberger Berman CLO XV, Ltd. BY: Neuberger Berman Fixed Income LLC as collateral manager

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Neuberger Berman CLO XVII, Ltd. By Neuberger Berman Fixed Income LLC as collateral manager

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Neuberger Berman - Floating Rate Income Fund

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Neuberger Berman Investment Funds II Plc

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Neuberger Berman CLO XVIII, Ltd. By Neuberger Berman Fixed Income LLC as collateral manager

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

NB Global Floating Rate Income Fund Limited

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

NewMark Capital Funding 2013-1 CLO Ltd. By: NewMark Capital LLC, its Collateral Manager

By:	/s/ Mark Gold
Name:	Mark Gold
Title:	CEO

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

NewMark Capital Funding 2014-2 CLO Ltd By: NewMark Capital LLC, its Collateral Manager

By:	/s/ Mark Gold
Name:	Mark Gold
Title:	CEO

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

The Regents of the University of California

By:	/s/ Steven Rosenthal
Name:	Steven Rosenthal
Title:	Executive Director, Portfolio Manager

[If a second signature line is needed

By:
Name:
Title:]

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Kapitalforeningen Unipension Invest, High Yield Obligationer V

By:	/s/ Steven Rosenthal
Name:	Steven Rosenthal
Title:	Executive Director, Portfolio Manager

[If a second signature line is needed

By:
Name:
Title:]

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Kapitalforeningen Industriens Pension Portfolio, High Yield obligationer III

By:	/s/ Steven Rosenthal
Name:	Steven Rosenthal
Title:	Executive Director, Portfolio Manager

[If a second signature line is needed

By:
Name:
Title:]

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Battery Park High Yield Opportunity Master Fund Ltd.

By:	/s/ Steven Rosenthal
Name:	Steven Rosenthal
Title:	Executive Director, Portfolio Manager

[If a second signature line is needed

By:
Name:
Title:]

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Nomura Bond & Loan Fund

By:	/s/ Steven Rosenthal
Name:	Steven Rosenthal
Title:	Executive Director, Portfolio Manager

[If a second signature line is needed

By:
Name:
Title:]

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Montgomery County Employees’ Retirement System

By:	/s/ Steven Rosenthal
Name:	Steven Rosenthal
Title:	Executive Director, Portfolio Manager

[If a second signature line is needed

By:
Name:
Title:]

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Stichting Pensioenfonds TNO

By:	/s/ Steven Rosenthal
Name:	Steven Rosenthal
Title:	Executive Director, Portfolio Manager

[If a second signature line is needed

By:
Name:
Title:]

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Nomura High Yield Fund

By:	/s/ Steven Rosenthal
Name:	Steven Rosenthal
Title:	Executive Director, Portfolio Manager

[If a second signature line is needed

By:
Name:
Title:]

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

NCRAM Loan Trust

By:	/s/ Steven Rosenthal
Name:	Steven Rosenthal
Title:	Executive Director, Portfolio Manager

[If a second signature line is needed

By:
Name:
Title:]

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Battery Park High Yield Long Short Fund, Ltd.

By:	/s/ Steven Rosenthal
Name:	Steven Rosenthal
Title:	Executive Director, Portfolio Manager

[If a second signature line is needed

By:
Name:
Title:]

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

California Public Employees’ Retirement System

By:	/s/ Steven Rosenthal
Name:	Steven Rosenthal
Title:	Executive Director, Portfolio Manager

[If a second signature line is needed

By:
Name:
Title:]

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Safety National Casualty Corporation

By:	/s/ Steven Rosenthal
Name:	Steven Rosenthal
Title:	Executive Director, Portfolio Manager

[If a second signature line is needed

By:
Name:
Title:]

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

L-3 Communications Corporation Master Trust

By:	/s/ Steven Rosenthal
Name:	Steven Rosenthal
Title: Executive Director, Portfolio Manager

[If a second signature line is needed

By:
Name:
Title:]

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

State of New Jersey - Common Pension Fund D

By:	/s/ Steven Rosenthal
Name:	Steven Rosenthal
Title: Executive Director, Portfolio Manager

[If a second signature line is needed

By:
Name:
Title:]

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Stichting Pensioenfonds Hoogovens

By:	/s/ Steven Rosenthal
Name:	Steven Rosenthal
Title: Executive Director, Portfolio Manager

[If a second signature line is needed

By:
Name:
Title:]

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Louisiana State Employees’ Retirement System

By:	/s/ Steven Rosenthal
Name:	Steven Rosenthal
Title: Executive Director, Portfolio Manager

[If a second signature line is needed

By:
Name:
Title:]

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Pinnacol Assurance

By:	/s/ Steven Rosenthal
Name:	Steven Rosenthal
Title: Executive Director, Portfolio Manager

[If a second signature line is needed

By:
Name:
Title:]

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Octagon Investment Partners 24, Ltd. By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret B. Harvey
Name:	Margaret B. Harvey
Title:	Managing Director of Portfolio
Administration

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Octagon Investment Partners XVI, Ltd. BY: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret B. Harvey
Name:	Margaret B. Harvey
Title:	Managing Director of Portfolio
Administration

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Octagon Investment Partners XIV, Ltd. BY: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret B. Harvey
Name:	Margaret B. Harvey
Title:	Managing Director of Portfolio
Administration

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Octagon Investment Partners XXII, Ltd By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret B. Harvey
Name:	Margaret B. Harvey
Title: Managing Director of Portfolio Administration

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Octagon Investment Partners XVII, Ltd. BY: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret B. Harvey
Name:	Margaret B. Harvey
Title:	Managing Director of Portfolio Administration

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Octagon Loan Funding, Ltd. By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret B. Harvey
Name:	Margaret B. Harvey
Title: Managing Director of Portfolio Administration

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Octagon Investment Partners XIX, Ltd. By: Octagon Credit Investors, LLC as collateral manager

By:	/s/ Margaret B. Harvey
Name:	Margaret B. Harvey
Title:	Managing Director of Portfolio Administration

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Octagon Investment Partners XII, Ltd. BY: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title:	Managing Director of Portfolio Administration

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Octagon Investment Partners XXIII, Ltd. By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret B. Harvey
Name:	Margaret B. Harvey
Title:	Managing Director of Portfolio Administration

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Octagon Investment Partners XXI, Ltd. By: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Margaret B. Harvey
Name:	Margaret B. Harvey
Title:	Managing Director of Portfolio Administration

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

G.A.S. (Cayman) Limited, as Trustee on behalf of Octagon Joint Credit Trust Series I (and not in its individual capacity) BY: Octagon Credit Investors, LLC, as Portfolio Manager

By:	/s/ Margaret B. Harvey
Name:	Margaret B. Harvey
Title:	Managing Director of Portfolio Administration

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Octagon Investment Partners XVIII, Ltd. By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret B. Harvey
Name:	Margaret B. Harvey
Title:	Managing Director of Portfolio Administration

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Octagon Senior Secured Credit Master Fund Ltd. BY: Octagon Credit Investors, LLC as Investment Manager

By:	/s/ Margaret Harvey
Name:	Margaret Harvey
Title:	Managing Director of Portfolio Administration

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Octagon Investment Partners XV, Ltd. BY: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret B. Harvey
Name:	Margaret B. Harvey
Title:	Managing Director of Portfolio Administration

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Octagon Investment Partners XX, Ltd. By: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Margaret B. Harvey
Name:	Margaret B. Harvey
Title:	Managing Director of Portfolio Administration

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

US Bank N.A., solely as trustee of the DOLL Trust (for Qualified Institutional Investors only), (and not in its individual capacity) BY: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Margaret Harvey
Name:	Margaret Harvey
Title:	Managing Director of Portfolio Administration

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Galaxy XIV CLO, Ltd. BY: PineBridge Investments LLC, as Collateral Manager

By:	/s/ Steven Oh
Name:	Steven Oh
Title:	Managing Director

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Galaxy XI CLO, Ltd. BY: PineBridge Investments LLC As Collateral Manager

By:	/s/ Steven Oh
Name:	Steven Oh
Title:	Managing Director

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Galaxy XV CLO, Ltd. By: PineBridge Investments LLC As Collateral Manager

By:	/s/ Steven Oh
Name:	Steven Oh
Title:	Managing Director

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

PineBridge Senior Secured Loan Fund Ltd. BY: PineBridge Investments LLC Its Investment Manager

By:	/s/ Steven Oh
Name:	Steven Oh
Title:	Managing Director

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

CSAA Insurance Exchange BY: PineBridge Investments LLC Its Investment Manager

By:	/s/ Steven Oh
Name:	Steven Oh
Title:	Managing Director

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Advocate Health Care Network BY: PineBridge Investments LLC Its Investment Manager

By:	/s/ Steven Oh
Name:	Steven Oh
Title:	Managing Director

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

RLI INSURANCE COMPANY BY: PineBridge Investments LLC Its Investment Manager

By:	/s/ Steven Oh
Name:	Steven Oh
Title:	Managing Director

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Galaxy XIX CLO, Ltd. BY: PineBridge Investments LLC, as Collateral Manager

By:	/s/ Steven Oh
Name:	Steven Oh
Title:	Managing Director

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Galaxy XVI CLO, Ltd. By: Pinebridge Investments LLC As Collateral Manager

By:	/s/ Steven Oh
Name:	Steven Oh
Title:	Managing Director

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Pinnacol Assurance BY: PineBridge Investments LLC Its Investment Manager

By:	/s/ Steven Oh
Name:	Steven Oh
Title:	Managing Director

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Pinebridge SARL By: PineBridge Investments LLC As Investment Manager

By:	/s/ Steven Oh
Name:	Steven Oh
Title:	Managing Director

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Montpelier Investment Holdings Ltd BY: PineBridge Investments LLC Its Investment Manager

By:	/s/ Steven Oh
Name:	Steven Oh
Title:	Managing Director

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Galaxy XVII CLO, Ltd. BY: PineBridge Investments LLC, as Collateral Manager

By:	/s/ Steven Oh
Name:	Steven Oh
Title:	Managing Director

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Galaxy XVIII CLO, Ltd. BY: PineBridge Investments LLC, as Collateral Manager

By:	/s/ Steven Oh
Name:	Steven Oh
Title:	Managing Director

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Fire and Police Pension Fund, San Antonio BY: PineBridge Investments LLC Its Investment Manager

By:	/s/ Steven Oh
Name:	Steven Oh
Title:	Managing Director

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Galaxy XII CLO, Ltd. BY: PineBridge Investments LLC As Collateral Manager

By:	/s/ Steven Oh
Name:	Steven Oh
Title:	Managing Director

[If a second signature line is needed]

By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Catalyst/Princeton Floating Rate Income Fund By: Princeton Advisory Group, Inc. the Sub-Advisor

By :	/s/ Ashish Sood
Name:	Ashish Sood
Title:	Senior Analyst

[If a second signature line is needed

By:
Name:
Title:]

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Pyramis Leveraged Loan LP

By: Pyramis Global Advisors LLC as Investment Manager

By:	/s/ Jessi K. Geostree

Name:	Jessi K. Geostree
Title:	PGA Treasury

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Race Point IX CLO, Limited
By: Sankaty Advisors, LLC as Portfolio Manager

By:	/s/ Andrew Viens

Name:	Andrew Viens
Title:	Document Control Team

[If a second signature line is needed]

By:

Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Seix Multi-Sector Absolute Return Fund L.P.
By: Seix Multi-Sector Absolute Return Fund GP LLC, in its capacity as sole general partner By: Seix Investment Advisors LLC, its sole member

By:	/s/ George Goudelias

Name:	George Goudelias
Title:	Managing Director

[If a second signature line is needed]

By:

Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

City National Rochdale Funds - Fixed Income Opportunities Fund
By: Seix Investment Advisors LLC, as Subadviser

By:	/s/ George Goudelias

Name:	George Goudelias
Title:	Managing Director

[If a second signature line is needed]

By:

Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Blue Cross of Idaho Health Service, Inc.
By: Seix Investment Advisors LLC, as Investment Manager

By:	/s/ George Goudelias

Name:	George Goudelias
Title:	Managing Director

[If a second signature line is needed]

By:

Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Baptist Health South Florida, Inc.
By: Seix Investment Advisors LLC, as Advisor

By:	/s/ George Goudelias

Name:	George Goudelias
Title:	Managing Director

[If a second signature line is needed]

By:

Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

RidgeWorth Funds - Seix Floating Rate High Income Fund
By: Seix Investment Advisors LLC, as Subadviser

By:	/s/ George Goudelias

Name:	George Goudelias
Title:	Managing Director

[If a second signature line is needed]

By:

Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Silvermore CLO, LTD.

By:	/s/ Aaron Meyer

Name:	Aaron Meyer
Title:	Principal

[If a second signature line is needed]

By:

Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Silver Spring CLO Ltd.

By:	/s/ Aaron Meyer

Name:	Aaron Meyer
Title:	Principal

[If a second signature line is needed]

By:

Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

ECP CLO 2013-5, LTD BY: Silvermine Capital Management

By:	/s/ Aaron Meyer

Name:	Aaron Meyer
Title:	Principal

[If a second signature line is needed]

By:

Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

ECP CLO 2012-4, LTD BY: Silvermine Capital Management

By:	/s/ Aaron Meyer

Name:	Aaron Meyer
Title:	Principal

[If a second signature line is needed]

By:

Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

ECP CLO 2014-6, LTD. BY: Silvermine Capital Management LLC As Portfolio Manager

By:	/s/ Aaron Meyer

Name:	Aaron Meyer
Title:	Principal

[If a second signature line is needed]

By:

Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

ECP CLO 2015-7, LTD.
By:	/s/ Aaron Meyer

Name:	Aaron Meyer
Title:	Principal
[If a second signature line is needed]
By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Sound Harbor Loan Fund 2014-1 Ltd.
By:	/s/ Thomas E. Bancroft
Name:	Thomas E. Bancroft
Title:	Portfolio Manager
[If a second signature line is needed]
By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Sound Point CLO VI, Ltd. BY: Sound Point Capital Management, LP as Collateral Manager
By:	/s/ Dwayne Weston
Name:	Dwayne Weston
Title:	CLO Operations Manager
[If a second signature line is needed]
By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Sound Point CLO VII, Ltd. BY: Sound Point Capital Management, LP as Collateral Manager
By:	/s/ Dwayne Weston
Name:	Dwayne Weston
Title:	CLO Operations Manager
[If a second signature line is needed]
By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Sound Point CLO IV, Ltd BY: Sound Point Capital Management, LP as Collateral Manager
By:	/s/ Dwayne Weston
Name:	Dwayne Weston
Title:	CLO Operations Manager
[If a second signature line is needed]
By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Sound Point CLO III, Ltd BY: Sound Point Capital Management, LP as Collateral Manager
By:	/s/ Dwayne Weston
Name:	Dwayne Weston
Title:	CLO Operations Manager
[If a second signature line is needed]
By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Sound Point CLO II, Ltd BY: Sound Point Capital Management, LP as Collateral Manager
By:	/s/ Dwayne Weston
Name:	Dwayne Weston
Title:	CLO Operations Manager
[If a second signature line is needed]
By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Commonwealth of Pennsylvania, Treasury Department BY: Sound Point Capital Management, LP as Investment Advisor
By:	/s/ Dwayne Weston
Name:	Dwayne Weston
Title:	CLO Operations Manager
[If a second signature line is needed]
By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Kaiser Permanente Group Trust By: Sound Point Capital Management, LP as Manager
By:	/s/ Dwayne Weston
Name:	Dwayne Weston
Title:	CLO Operations Manager
[If a second signature line is needed]
By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

ALPS/Westport Resources Hedged High Income Fund
BY: Sound Point Capital Management, LP as Sub Investment Advisor
By:	/s/ Dwayne Weston
Name:	Dwayne Weston
Title:	CLO Operations Manager
[If a second signature line is needed]
By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Sound Point Senior Floating Rate Master Fund, L.P. BY: Sound Point Capital Management, LP as Investment Advisor
By:	/s/ Dwayne Weston
Name:	Dwayne Weston
Title:	CLO Operations Manager
[If a second signature line is needed]
By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Kaiser Foundation Hospitals By: Sound Point Capital Management, LP as Manager
By:	/s/ Dwayne Weston
Name:	Dwayne Weston
Title:	CLO Operations Manager
[If a second signature line is needed]
By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Symphony CLO XI, Limited Partnership BY: Symphony Asset Management LLC
By:	/s/ James Kim
Name:	James Kim
Title:	Co-Head of Credit Research
[If a second signature line is needed]
By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Symphony CLO XII, Ltd By: Symphony Asset Management LLC
By:	/s/ James Kim
Name:	James Kim
Title:	Co-Head of Credit Research
[If a second signature line is needed]
By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Symphony CLO XIV, Ltd By: Symphony Asset Management LLC
By:	/s/ James Kim
Name:	James Kim
Title:	Co-Head of Credit Research
[If a second signature line is needed]
By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Symphony CLO XV, Ltd
BY: Symphony Asset Management LLC
By:	/s/ James Kim
Name:	James Kim
Title:	Co-Head of Credit Research
[If a second signature line is needed]
By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

[Lender]

By: /s/ Anders Persson
Name: Anders Persson
Title: Managing Director
[If a second signature line is needed
By:
Name:
Title:]

Teachers Insurance And Annuity Association of America Holder of $17,412,500.00
TIAA-CREF Bond Plus Fund
By: TEACHERS ADVISORS, INC., its authorized investment advisor
Holder of $1,990,000.00

TIAA-CREF Bond Fund
By: TEACHERS ADVISORS, INC., its authorized investment advisor

Holder of $497,500.00
TIAA Global Public Investments, LLC - Series Loan
By: Teachers insurance and Annuity Association of America its authorized investment advisor

Holder of $248,750.00

[Signature page to First Lien Amendment No. 1]

[NEWYORK 3094582_2]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Trinitas CLO III, Ltd.
By:	/s/ Gibran Mahmud
Name:	Gibran Mahmud
Title:	Chief Investment Officer
[If a second signature line is needed]
By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Trinitas CLO I, Ltd.
By:	/s/ Gibran Mahmud
Name:	Gibran Mahmud
Title:	Chief Investment Officer of Triumph
Capital Advisors, LLC As Asset Manager
[If a second signature line is needed]
By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Wellington Management Portfolios (Luxembourg) IV SICAV - FIS - Multi-Sector Credit Portfolio By: Wellington Management Company, LLP as its Investment Adviser
By:	/s/ Donna Sirianni

Name:	Donna Sirianni
Title:	Vice President
[If a second signature line is needed]
By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Wellington Trust Company, National Association Multiple Common Trust Funds Trust- Opportunistic Fixed Income Allocation Portfolio By: Wellington Management Company, LLP as its Investment Advisor
By:	/s/ Donna Sirianni
Name:	Donna Sirianni
Title:	Vice President
[If a second signature line is needed]
By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

The Hartford Strategic Income Fund By: Wellington Management Company, LLP as its Investment Adviser
By:	/s/ Donna Sirianni
Name:	Donna Sirianni
Title:	Vice President
[If a second signature line is needed]
By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

The Hartford Floating Rate High Income Fund By: Wellington Management Company, LLP as its Investment Adviser
By:	/s/ Donna Sirianni
Name:	Donna Sirianni
Title:	Vice President
[If a second signature line is needed]
By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

The Hartford Total Return Bond Fund By: Wellington Management Company, LLP as its Investment Adviser
By:	/s/ Donna Sirianni
Name:	Donna Sirianni
Title:	Vice President
[If a second signature line is needed]
By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Wellington Trust Company, NA Multiple Collective Investment Funds Trust II, Multi Sector Credit Portfolio By: Wellington Management Company, LLP as its Investment Adviser
By:	/s/ Donna Sirianni
Name:	Donna Sirianni
Title:	Vice President
[If a second signature line is needed]
By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Hartford Total Return Bond HLS Fund By: Wellington Management Company, LLP as its Investment Adviser
By:	/s/ Donna Sirianni
Name:	Donna Sirianni
Title:	Vice President
[If a second signature line is needed]
By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

The Hartford Floating Rate Fund By: Wellington Management Company, LLP as its Investment Adviser
By:	/s/ Donna Sirianni
Name:	Donna Sirianni
Title:	Vice President
[If a second signature line is needed]
By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Safety Insurance Company By: Wellington Management Company, LLP as its Investment Adviser
By:	/s/ Donna Sirianni
Name:	Donna Sirianni
Title:	Vice President
[If a second signature line is needed]
By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Wellington Trust Company, National Association Multiple Collective Investment Funds Trust II, Core Bond Plus/High Yield Bond Portfolio By: Wellington Management Company, LLP as its Investment Advisor
By:	/s/ Donna Sirianni
Name:	Donna Sirianni
Title:	Vice President
[If a second signature line is needed]
By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

UMC Benefit Board, Inc. By: Wellington Management Company, LLP as its Investment Advisor
By:	/s/ Donna Sirianni
Name:	Donna Sirianni
Title:	Vice President
[If a second signature line is needed]
By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Workers Compensation Fund By: Wellington Management Company, LLP as its Investment Adviser
By:	/s/ Donna Sirianni
Name:	Donna Sirianni
Title:	Vice President
[If a second signature line is needed]
By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

John Hancock Funds II - Investment Quality Bond Fund
By: Wellington Management Company, LLP as its Investment Adviser
By:	/s/ Donna Sirianni
Name:	Donna Sirianni
Title:	Vice President
[If a second signature line is needed]
By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

SunAmerica Senior Floating Rate Fund, Inc. By: Wellington Management Company, LLP as its Investment Advisor
By:	/s/ Donna Sirianni
Name:	Donna Sirianni
Title:	Vice President
[If a second signature line is needed]
By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

HILDENE CLO I, LTD BY: Hildene Leveraged Credit, LLC as Collateral Manager
By:	/s/ Jeffrey Byrne
Name:	Jeffrey Byrne
Title:	Authorized Signatory
[If a second signature line is needed]
By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

HILDENE CLO II, LTD By: Hildene Leveraged Credit, LLC as Collateral Manager
By:	/s/ Jeffrey Byrne
Name:	Jeffrey Byrne
Title:	Authorized Signatory
[If a second signature line is needed]
By:
Name:
Title:

[Signature page to First Lien Amendment No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 1 as of the date first written above.

Ascension Alpha Fund, LLC Ascension Health Master Trust Pioneer Institutional Multi-Sector Fixed Income Portfolio
By: Pioneer Institutional Asset Management, Inc.,
As adviser to each Lender above
By:	/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Secretary and Associate General Counsel

Pioneer Diversified High Income Trust

Pioneer Dynamic Credit Fund

Pioneer Floating Rate Trust

Pioneer Institutional Solutions – Credit Opportunities Pioneer Investments Diversified Loan Fund

Pioneer Multi-Asset Ultrashort Income Fund

Pioneer Solutions SICAV – Global Floating Rate Income

By:	Pioneer Investment Management, Inc.,

As adviser to each Lender above

By:	/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title: Secretary and Associate General Counsel

[Signature page to First Lien Amendment No. 1]

ACKNOWLEDGED BY:
UBS AG, STAMFORD BRANCH, as Administrative Agent
By:	/s/ Darlene Arias
Name: Darlene Arias
Title: Director

By:	/s/ Denise Bushee
Name: Denise Bushee
Title: Associate Director

[Signature page to First Lien Amendment No. 1]

[NEWYORK 3094582_2]

DTZ U.S. BORROWER, LLC, as the U.S. Borrower and Borrower Representative
By:	/s/ Clive Bode
Name:	Clive Bode
Title:	President

[Signature page to First Lien Amendment No. 1]

DTZ UK GUARANTOR LIMITED, as Holdings
By:	/s/ Rajeev Ruparelia
Name:	Rajeev Ruparelia
Title:	Director

[Signature page to First Lien Amendment No. 1]

Signed and delivered for: DTZ AUS HOLDCO PTY LIMITED ACN 602 106 936 under power of attorney in the presence of:
/s/ Sally Kwan	/s/ Simon Harle
Signature of Witness	Signature of Attorney

Sally Kwan	Simon Harle
Print Name of Witness	Print Name of Attorney

Address and occupation of Witness

3/12 Wattle Valley Rd, Canterbury, VIC 3126 Executive Assistant

[Signature page to First Lien Amendment No. 1]